Exhibit 10.7

                    Portal Technology and Software Agreement

      This AGREEMENT, entered into this 3rd day of January, 2000 by and between Ubuy.com, Ltd. (hereinafter referred to as "UBUY") and Integrated Merchant Services, Inc. ("IMS").

      WHEREAS, UBUY has developed a proprietary Internet Portal technology and software that can be customized for different industries and customers (hereinafter referred to as the "Portal").

      WHEREAS, IMS offers electronic credit card authorization and payment systems to merchants.

      WHEREAS, UBUY and IMS have executed a "Merchant Referral Portal Marketing Agreement", that provides UBUY the ability to offer the IMS products and services to UBUY members.

      WHEREAS, IMS wishes UBUY to customize its Portal into a Business Portal, which one component of the Business Portal will offer IMS products and services, through the "Merchant Referral Portal Marketing Agreement" executed between UBUY and IMS.

      NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, it is agreed as follows:

      1. DUTIES OF UBUY

            (a) UBUY will provide its Portal and customize it for IMS.

      2. DUTIES OF IMS

            (a) In consideration for the services to be rendered by UBUY hereunder, IMS shall pay the sum of $66,666.67 per month to UBUY, due and payable on the first day of each month, over the term of this agreement, unless terminated earlier according to the terms and conditions outlined in section 3 of this Agreement.

      3. TERM AND TERMINATION. The term of this Agreement is for three (3) years and shall automatically renew on a yearly basis, unless IMS or UBUY provides the other party with written notice within ninety (90) days of the annual anniversary of this Agreement.

            (a) Either party shall have the right to terminate this Agreement, without cause, by providing the other party ninety (90) days written notice.

            (b) Either party shall have the right to terminate this Agreement, if other party is in material breach of this Agreement and fails after thirty
(30) days written notice to cure an, such breach.

            (c) In the event either party wishes to exercise its right to terminate this agreement pursuant to this paragraph, notice to terminate must be made pursuant to section 6 of this Agreement.

      4. PORTAL MAINTENANCE AND SUPPORT. The ongoing support and maintenance of the Portal will be provided by UBUY.

      5. PROPRIETARY INTERESTS. IMS agrees that the Portal is the property of UBUY and is being customized for IMS.

      6. ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties with respect to its subject matter and supersedes all previous discussion and correspondence with respect thereto, and no representations, warranties or Agreement, express or implied, of any kind with respect to such subject matter have been made by either party to the other.

      7. NOTICES. Any notice to be given to IMS and UBUY shall be in writing and shall be deemed to have been given on the same day as mailed by certified mail, postage pre-paid, return receipt requested, addressed to the respective parties as follows, unless and until either party notifies the other in writing of a different address:

IF TO UBUY:           Ubuy.com, Ltd.
                      110 East Atlantic Ave, Suite 400
                      Delray Beach, FL 33444

IF TO IMS:            Integrated Merchant Services, Inc.
                      110 East Atlantic Ave, Suite 400
                      Delray Beach, FL 33444

      8. GOVERNING LAW. Disagreement and all questions as to interpretations, performance and enforcement and the rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of Florida. Should any provision contained in this Agreement violate the laws of any State in which this Agreement is to be performed, that provision shall be deemed void to the extent it is so violated without invalidating any other provision contained herein. Parties mutually and knowingly agree that any suit arising out of or relating this Agreement shall be filed and adjudicated by a court in Broward County, in the State of Florida.

      IN WITNESS WHEREOF, the parties have hereunto executed this Agreement the day and year first above written.

Witness                                     Ubuy.com, Ltd.

__________________________                  By:_________________________________

                                            ____________________________________
                                                      Name & Title (Print)


Witness                                     Integrated Merchant Services, Inc.

__________________________                  By:_________________________________

                                            ____________________________________
                                                      Name & Title (Print)


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